UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2016

CHROMADEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-53290

Delaware	26-2940963
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10005 Muirlands Boulevard
Suite G
Irvine, California, 92618
(Address of principal executive offices, including zip code)

949-419-0288
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2016, the board of directors (the “Board”) of ChromaDex Corporation (the “Company”) increased the size of the Board to seven directors from six directors and appointed William Smithburg to the Board. In 1976, he was appointed Executive Vice President – U.S. Grocery Products, the largest division of The Quaker Oats Company.  He was named to board of directors of The Quaker Oats Company in 1978 and in 1979 was named President and Chief Operating Officer.  In 1981, he was named Quaker’s Chief Executive Officer and in 1983 was appointed Chairman of the Board.  He served as Chief Executive Officer and Chairman until his retirement in December 1997.  Mr. Smithburg currently serves on the board of directors of the Barry-Wehmiller Company.  He previously served on the boards of directors of Abbott Laboratories (1992-2011), The Northern Trust Company (1981-2011), Corning Incorporated (1987-2012), and Smurfit-Stone Container Corp (2003-2010).  He also served on the board of directors of the Grocery Manufacturers of America from 1981 to 1997 and as Chairman of the board of directors of the Grocery Manufacturers of America from 1993 to 1995.  Mr. Smithburg received a B.S. degree from DePaul University, Chicago, in 1960 and an M.B.A. from Northwestern University in Evanston, Illinois, in 1962.  The Nominating and Corporate Governance Committee believes that Mr. Smithburg’s years of experience in leadership positions at The Quaker Oats Company, his relationships in the food and beverage industry and his significant corporate governance experience through his service on the boards of directors of other companies qualify him to serve on the Board.

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events.

On June 7, 2016, the Company issued a press release announcing the appointment of Mr. Smithburg.  A copy of the press release is appended hereto as Exhibit 99.1.

The information in this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of ChromaDex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016	CHROMADEX CORPORATION

	By:	/s/ Thomas C. Varvaro
Thomas C. Varvaro
Chief Financial Officer